SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 20, 1999

                              BELLSOUTH CORPORATION
             (Exact name of registrant as specified in its charter)


            Georgia                 1-8607            58-1533433
          (State or other          (Commission      (IRS Employer
          jurisdiction of           File Number)     Identification
          incorporation)                                 No.)


    Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia    30309-3610
           (Address of principal executive offices)               (Zip Code)


               Registrant's telephone number, including area code
                                 (404) 249-2000

Item 5.  Other Events

Third Quarter 1999 Earnings
---------------------------
On October 20, 1999, BellSouth announced earnings for the third quarter of 1999. See Exhibit 99a for a complete copy of the related press release.


Earnings guidance
---------------------------------

BellSouth has recorded $0.12 EPS year-to-date from the change in accounting for software. We may go beyond our original estimate, which would drive an increase in our reported EPS estimates for this year. However, BellSouth still expects EPS growth from operations in the 12%-14% range in 1999, excluding the change in accounting for software, impact of the currency devaluation in Brazil, and the other normalizing items in this quarter. Consolidated total operating revenue growth is targeted in the 8%-10% range, while consolidated total operating expenses are targeted in the 6%-8% range for 1999 including the impact of the change in accounting for software. For 2000, BellSouth expects EPS growth from operations in the 13%-15% range.


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       Cautionary Language Concerning Forward-Looking Statements
--------------------------------------------------------------------------

Statements that do not address historical performance are based on our assumptions and estimates and are subject to risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

Factors that could affect future operating results and financial position and could cause actual results to differ materially from those expressed in the forward-looking statements are:

o a change in economic conditions in domestic or international markets where we operate or have material investments which would affect demand for our services;

o the intensity of competitive activity and its resulting impact on pricing strategies and new product offerings;

o    further delay in our entry into the interLATA long distance market;

o higher than anticipated start-up costs or significant up-front investments associated with new business initiatives;

o    unanticipated   higher   capital   spending  from  the  deployment  of  new
     technologies;

o unsatisfactory results in regulatory actions including access reform, universal service, terms of interconnection and unbundled network elements and resale rates; and

o failure to satisfactorily identify and complete Year 2000 software and hardware revisions by us and entities with which we do business.

This list of cautionary statements is not exhaustive. These and other developments could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We have no obligation to publicly release the results of any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing.

                              SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:  /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President and Controller
      October 20, 1999